Stock Options	3 Months Ended
Mar. 31, 2013
Disclosure Of Compensation Related Costs, Share-Based Payments [Abstract]
Disclosure of Compensation Related Costs, Share-based Payments [Text Block]

Note 9. Stock Options

Stock-based compensation expense was as follows for the three months ended March 31 (in thousands):

	2013	2012
Cost of sales	$634	$-
Research and development, net	900	-
Selling, general and administrative	3,956	481
Total stock-based compensation expenses	$5,490	$481

There were no options granted in the three months ended March 31, 2013 or 2012. During the three months ended March 31, 2013 and 2012 the Company issued 292,808 and 43,395 shares, respectively, upon the exercise of stock options. This resulted in an increase in equity of $3.6 million and $815,000 for the first quarter of 2013 and 2012, respectively.